Quarterly Report
April 30, 2023
MFS®  Emerging Markets
Equity Research Fund
EEM-Q3

Portfolio of Investments
4/30/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.6%
Alcoholic Beverages – 4.5%
China Resources Beer Holdings Co. Ltd.	6,000	$46,374
Kweichow Moutai Co. Ltd.	200	51,034
Wuliangye Yibin Co. Ltd.	1,000	24,493
		$121,901
Automotive – 3.7%
BYD Co. Ltd.	2,000	$60,373
Mahindra & Mahindra Ltd.	2,760	41,447
		$101,820
Biotechnology – 0.3%
Hugel, Inc. (a)	107	$9,102
Brokerage & Asset Managers – 2.6%
B3 Brasil Bolsa Balcao S.A.	16,500	$38,638
Hong Kong Exchanges & Clearing Ltd.	800	33,377
Moscow Exchange MICEX-RTS PJSC (a)(u)	15,769	0
		$72,015
Business Services – 1.9%
Tata Consultancy Services Ltd.	963	$38,025
Tech Mahindra Ltd.	1,013	12,695
		$50,720
Chemicals – 1.4%
UPL Ltd.	4,079	$36,943
Computer Software – 1.6%
Kingsoft Corp. Ltd.	10,200	$44,850
Computer Software - Systems – 5.8%
Samsung Electronics Co. Ltd.	3,242	$159,728
Construction – 5.7%
Anhui Conch Cement Co. Ltd.	10,500	$33,170
Midea Group Co. Ltd., “A”	7,200	59,148
Techtronic Industries Co. Ltd.	6,000	65,131
		$157,449
Consumer Products – 1.1%
Amorepacific Corp.	336	$31,014
Consumer Services – 2.1%
Localiza Rent a Car S.A.	4,933	$57,373
Electronics – 7.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	13,000	$213,193
Energy - Independent – 2.9%
Reliance Industries Ltd.	2,662	$78,970
Energy - Integrated – 4.0%
China Petroleum & Chemical Corp.	18,000	$11,813
Galp Energia SGPS S.A., “B”	3,961	47,967
LUKOIL PJSC (a)(u)	471	0

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – continued
Petroleo Brasileiro S.A., ADR	3,412	$36,236
Petroleo Brasileiro S.A., ADR	1,445	13,713
		$109,729
Engineering - Construction – 1.0%
Doosan Bobcat, Inc.	743	$28,522
Food & Beverages – 3.9%
Gruma S.A.B. de C.V.	4,187	$65,538
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	9,800	41,900
		$107,438
Food & Drug Stores – 1.1%
BIM Birlesik Magazalar A.S.	3,741	$30,041
Forest & Paper Products – 0.9%
Suzano S.A.	3,100	$24,736
Insurance – 2.6%
AIA Group Ltd.	6,400	$69,832
Internet – 6.9%
NAVER Corp.	186	$26,997
NetEase, Inc., ADR	389	34,671
Tencent Holdings Ltd.	2,900	128,288
		$189,956
Major Banks – 2.6%
Bandhan Bank Ltd. (a)	14,712	$41,399
Nedbank Group Ltd.	2,660	30,760
		$72,159
Medical Equipment – 1.0%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., “A”	600	$27,116
Metals & Mining – 2.3%
PT United Tractors Tbk	16,100	$31,717
Vale S.A., ADR	2,103	30,304
		$62,021
Natural Gas - Distribution – 1.5%
China Resources Gas Group Ltd.	13,200	$41,755
Other Banks & Diversified Financials – 14.4%
Bank Central Asia Tbk PT	44,300	$27,381
Chailease Holding Co. Ltd.	4,560	33,282
China Merchants Bank Co Ltd. “A”	8,300	40,449
Credicorp Ltd.	331	44,844
Emirates NBD PJSC	12,129	46,570
HDFC Bank Ltd.	3,103	64,208
KB Financial Group, Inc.	954	35,399
Komercni Banka A.S.	1,267	41,020
Kotak Mahindra Bank Ltd.	2,616	62,250
Sberbank of Russia PJSC (u)	11,152	0
TCS Group Holding PLC (a)(u)	262	0
		$395,403

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Precious Metals & Minerals – 1.3%
Gold Fields Ltd., ADR	1,551	$24,134
Polymetal International PLC (a)	3,376	11,884
		$36,018
Real Estate – 0.8%
ESR Group Ltd.	14,600	$22,838
Restaurants – 3.5%
Yum China Holdings, Inc.	1,567	$95,869
Specialty Chemicals – 1.2%
Saudi Basic Industries Corp.	1,320	$32,695
Specialty Stores – 3.0%
JD.com, Inc., “A”	2,102	$37,339
Walmart de Mexico S.A.B. de C.V.	11,252	45,366
		$82,705
Telecommunications - Wireless – 1.6%
Advanced Info Service Public Co. Ltd.	7,100	$44,495
Telephone Services – 1.8%
Hellenic Telecommunications Organization S.A.	3,452	$50,400
Utilities - Electric Power – 0.8%
Energisa S.A., IEU	2,500	$20,951
Total Common Stocks		$2,679,757
	Strike Price	First Exercise
Rights – 0.0%
Consumer Services – 0.0%
Localiza Rent a Car S.A. (1 share for 1 right, Expiration 5/30/2023) (a)	BRL 41.15	5/30/23	22	$76

Investment Companies (h) – 3.5%
Money Market Funds – 3.5%
MFS Institutional Money Market Portfolio, 4.59% (v)	97,321	$97,340

Other Assets, Less Liabilities – (1.1)%		(31,292)
Net Assets – 100.0%		$2,745,881
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $97,340 and $2,679,833, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
4/30/23 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$130,540	$648,102	$—	$778,642
India	—	375,937	—	375,937
South Korea	—	290,762	—	290,762
Taiwan	—	246,475	—	246,475
Brazil	222,027	—	—	222,027
Hong Kong	—	191,178	—	191,178
Mexico	110,904	—	—	110,904
Indonesia	31,717	27,381	—	59,098
South Africa	24,134	30,760	—	54,894
Other Countries	264,401	85,515	0	349,916
Mutual Funds	97,340	—	—	97,340
Total	$881,063	$1,896,110	$0	$2,777,173
For further information regarding security characteristics, see the Portfolio of Investments. At April 30, 2023, the fund held four level 3 securities valued at $0, which were also held and valued at $0 at July 31, 2022.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$88,697	$1,163,362	$1,154,770	$46	$5	$97,340
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,631	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of April 30, 2023, are as follows:
China	28.3%
India	13.7%
South Korea	10.6%
Taiwan	9.0%
Brazil	8.1%
Hong Kong	7.0%
Mexico	4.0%
United States	2.4%
Indonesia	2.2%
Other Countries	14.7%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.